Franked Investment Income Group Litigation Order	6 Months Ended
Jun. 30, 2021
Gains Losses On Litigation Settlements [Abstract]
Franked Investment Income Group Litigation Order

FRANKED INVESTMENT INCOME GROUP LITIGATION ORDER

The Group is the principal test claimant in an action in the United Kingdom against HM Revenue and Customs (“HMRC”) in the FII GLO. There are 23 corporate groups in the FII GLO. The case concerns the treatment for UK corporate tax purposes of profits earned overseas and distributed to the UK. The Supreme Court heard appeals in two separate trials during 2020. The judgment in the first hearing was handed down in November 2020 and concerned the time limit for bringing claims. The Supreme Court remitted that matter to the High Court to determine whether the claim is within time on the facts. The judgment from the second hearing was handed down in July 2021 and concerned the appropriate methodology to compute the claim. Applying that judgment reduces the value of the FII claim to approximately £0.3 billion, mainly as the result of the application of simple interest, which is subject to the determination of the timing issue by the High Court and any subsequent appeal.

During 2015, HMRC paid to the Group a gross amount of £1.2 billion in two separate payments, less a deduction (withheld by HMRC) of £0.3 billion. The payments made by HMRC have been made without any admission of liability and are subject to refund, were HMRC to succeed on appeal. Due to the uncertainty of the amounts and eventual outcome the Group has not recognised any impact in the Income Statement in the current or prior period in respect of the receipt (being net £0.9 billion) and is held as deferred income. Any future recognition as income will be treated as an adjusting item, due to the size of the order, with interest of £10 million for the six months ended 30 June 2021 (30 June 2020: £12 million; 31 December 2020: £21 million) accruing on the balance, which was also treated as an adjusting item. Further information on FII GLO is described in Note 6 to the Group’s Annual Report and Accounts and Form 20-F for the year ended 31 December 2020, page 174.